Exhibit 10.24

EXECUTION VERSION

JOINDER, dated as of May 5, 2016 (this “Joinder”), to the SHAREHOLDERS AGREEMENT (the “Agreement”) of APOLLO GLOBAL MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), dated as of July 13, 2007, as amended by the First Amendment and Joinder dated as of August 18, 2009, by and among the Company, AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJR Foundation LLC, MJH Partners, L.P., Leon D. Black, Marc J. Rowan and Joshua J. Harris, and, solely in connection with Article VII of the Agreement, APO Corp., APO Asset Co., LLC, APO (FC), LLC, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P. and Apollo Management Holdings, L.P.
WHEREAS, each of Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership (“APH X”), AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH (Cayman)”), and Apollo Principal Holdings XI, LLC, an Anguilla limited liability company (“APH XI”), has become a member of the Apollo Operating Group and Section 7.3 of the Agreement requires the Company to cause any new member of the Apollo Operating Group to agree to be bound by Article VII of the Agreement;
WHEREAS, APO (FC II), LLC, an Anguilla limited liability company and wholly owned subsidiary of the Company (“APO FC II”), has acquired ownership interests in APH X and agrees to be bound by Article VII of the Agreement; and
WHEREAS, APO UK (FC), Limited, a United Kingdom incorporated company and wholly owned subsidiary of the Company (“APO UK”), has acquired ownership interests in APH XI and agrees to be bound by Article VII of the Agreement.
NOW, THEREFORE, pursuant to the terms of the Agreement, and in consideration of the above premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1	Defined Terms.
Capitalized terms used but not defined herein shall have the respective meanings given to them in the Agreement.

1.2	Joinder to the Agreement.
(a)    Pursuant to Section 7.3 of the Agreement, each of APH X, AMH (Cayman) and APH XI hereby agrees to become a party to the Agreement solely in connection with Article VII of the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of Article VII of the Agreement as though an original party thereto and shall be deemed a member of the “Apollo Operating Group” and a “Company Indemnifying Party” for all purposes thereof.
(b)    Each of APO FC II and APO UK hereby agrees to become a party to the Agreement solely in connection with Article VII of the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of Article VII of the Agreement as though an original party thereto and shall be deemed a “Company Indemnifying Party” for all purposes thereof.

1.3	No Other Amendments or Waivers; Integration.
Except as expressly amended by this Joinder, the Agreement shall remain in full force and effect, enforceable in accordance with its terms. Except as specifically set forth herein, this Joinder is not a consent to any waiver or modification of any other term or condition of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any rights that the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein. Except as specifically set forth herein, this Joinder shall be interpreted in a manner consistent with the terms of the Agreement.

1.4	Governing Law.
THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

1.5	Counterparts and Facsimile Execution.
This Joinder may be executed in any number of counterparts, including by facsimile or other electronic transmission, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
* * * * *

IN WITNESS WHEREOF, the undersigned have caused this Joinder to be duly executed and delivered, all as of the date first set forth above.

Agreed and acknowledged solely in connection with Article VII of the Agreement:

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:	Apollo Principal Holdings X GP, Ltd., its General Partner

By:	/s/ John J. Suydam
John J. Suydam Vice President

AMH HOLDINGS (CAYMAN), L.P.

By:	AMH Holdings GP, Ltd., its General Partner

By:	/s/ John J. Suydam
John J. Suydam Vice President and Secretary

APO (FC II), LLC

By:	/s/ John J. Suydam
John J. Suydam Vice President and Secretary

APO UK (FC), LIMITED

By:	/s/ William Kuesel
William Kuesel Director

APOLLO PRINCIPAL HOLDINGS XI, LLC

By:	/s/ Dominic Fry
Dominic Fry Manager

Acknowledged and Agreed:

APOLLO GLOBAL MANAGEMENT, LLC

By:	AGM Management, LLC, its Manager

By:	BRH Holdings GP, Ltd., its Sole Member

By:	/s/ John J. Suydam
John J. Suydam Vice President

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